

Cousins

THE LINK ACQUISITION

Dallas, TX

July 2025

THE LINK ACQUISITION

LIFESTYLE OFFICE PROPERTY IN THE HEART OF UPTOWN DALLAS





ACQUISITION PRICE	$218MM ($747/SF)
SIZE	292K SF
YEAR BUILT	2021
LEASED/OCCUPANCY	93.6%
W.A. LEASE TERM	9.3 YRS
12-MONTH CASH/GAAP YIELD	6.7%/8.3%



- 25-story lifestyle office tower in Dallas' most desirable submarket, steps away from a wide variety of popular dining and entertainment options
- First class amenities, including customer lounge, fitness and conference centers, and outdoor terrace with activity lawn
- Prime location three blocks from Klyde Warren Park with convenient access to U.S. Highway 75, I-35 and the Dallas North Tollway
- Diverse investment grade rent roll with strong lease term and rents well below market
  - Major customers: Houlihan Lokey, PMG, Newmark, McGuire Woods
- Transaction is immediately accretive to earnings

UPTOWN DALLAS

THE MOST DENSE AND AMENITIZED SUBMARKET IN DALLAS


American Airlines Center
The Link
Katy Trail
Goldman Sachs
Future Hub
HOTEL CRESCENT COURT
THE RITZ-CARLTON
Klyde Warren Park

Uptown has become one of the nation's most in demand submarkets with declining vacancy and rent growth for lifestyle office product far outpacing the national average.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized herein. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. Examples of forward-looking statements in this earnings release and supplemental information include the Company's guidance and underlying assumptions; projected capital expenditures; industry trends; future occupancy or volume and velocity of leasing activity; and entry into new markets.

Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the risks and uncertainties related to the impact of changes in general economic and capital market conditions (on an international or national basis or within the markets in which we operate), including changes in inflation, changes in interest rates, supply chain disruptions, labor market disruptions (including changes in unemployment), dislocation and volatility in capital markets, and potential longer-term changes in consumer and customer behavior resulting from the severity and duration of any downturn, adverse conditions or uncertainty in the U.S. or global economy; risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms (and on anticipated schedules)); any adverse change in the financial condition or liquidity of one or more of our tenants or borrowers under our real estate debt investments; changes in customer preferences regarding space utilization; changes in customers' financial condition; the availability, cost, and adequacy of insurance coverage; competition from other developers, investors, owners, and operators of real estate; the failure to achieve anticipated benefits from intended or completed acquisitions, developments, investments, or dispositions; the cost and availability of financing, the effectiveness of any interest rate hedging contracts, and any failure to comply with debt covenants under credit agreements; the effect of common stock, debt, or operating partnership unit issuances; threatened terrorist attacks or sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism and the potential impact of the same upon our day-to-day building operations; the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our customers' financial condition; risks associated with security breaches through cyberattacks, cyber intrusions, or otherwise; changes in senior management, the Board of Directors, or key personnel; the potential liability for existing or future environmental or other applicable regulatory requirements, including the requirements to qualify for taxation as a real estate investment trust; the financial condition and liquidity of, or disputes with, joint venture partners; material changes in dividend rates on common shares or other securities or the ability to pay those dividends; the impact of changes to applicable laws, including the tax laws impacting REITs and the passage of the One Big Beautiful Bill Act, and the impact of newly adopted accounting principles on our accounting policies and on period to period comparison of financial results; risks associated with climate change and severe weather events; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company.

These forward-looking statements are not exhaustive, speak only as of the date of issuance of this report and are not guarantees of future results, performance, or achievements. Additional risk factors that could adversely affect our business and financial performance can be found in Part 1, Item 1A. Risk Factors, of our Annual Report on Form 10-K, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, including Part II, Item 1A. Risk Factors, and are specifically incorporated by reference herein. The Company does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events, or other matters, except as otherwise required by law.



Cousins

Gregg Adzema

Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux

Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com

3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326